UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
_________________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 8, 2025

M.D.C. Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-8951	84-0622967
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

4350 South Monaco Street, Suite 500, Denver, Colorado 80237

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (303) 773-1100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Effective August 8, 2025, HomeAmerican Mortgage Corporation ("HomeAmerican"), a wholly-owned subsidiary of M.D.C. Holdings, Inc., entered into a First Amendment (the “Amendment”) to HomeAmerican’s Second Amended and Restated Master Repurchase Agreement dated as of September 20, 2024, with U.S. Bank National Association. The Amendment extended the maturity date to August 5, 2026 and effectuated certain other technical changes to the Repurchase Agreement.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

(e) The disclosure in Item 1.01 is incorporated by reference.

EXPLANATORY NOTE

The Company is filing this Current Report on Form 8-K on a voluntary basis to disclose the events reported herein. The Company no longer has an obligation to file reports with the Securities and Exchange Commission ("SEC") as it no longer has any class of securities registered under Sections 12(b), 12(g) or 15(d) of the Securities Exchange Act of 1934. The Company, in its sole discretion, may stop making filings with the SEC at any time and no assumptions should be made as to continued reporting with the SEC.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS

(d)     Exhibits

Exhibit Number	Description

10.1
First Amendment to the Second Amended and Restated Master Repurchase Agreement among HomeAmerican Mortgage Corporation and U.S. Bank National Association as Agent and a Buyer, dated as of August 8, 2025.

104	Cover Page Interactive Data file (formatted in Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
_________________________________

M.D.C. HOLDINGS, INC.

Dated:	August 12, 2025	By:	/s/ Theodore Sangalis
Theodore Sangalis
Vice President, Secretary and Corporate Counsel

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